NON-CONTROLLING INTERESTS (Tables)	12 Months Ended
Dec. 31, 2024
NON-CONTROLLING INTERESTS
Schedule of effects of changes in the company's ownership interest in less than wholly owned subsidiaries on equity

	Year ended December 31,
	2022	2023	2024
Net income (loss) attributable to Daqo New Energy Corp. shareholders	$1,819,801	$429,545	$(345,215)
Transfers from (to) the non-controlling interests:
Decrease in the Company’s paid-in capital from acquisition of non-controlling interest	(386)	—	—
Increase in the Company’s paid-in capital from subsidiary’s offering of its equity interests to third parties (including exercise of stock options)	878,768	5,401	196
(Decrease) increase in the Company’s paid-in capital from repurchase of shares by subsidiary	—	(26,281)	382
Net transfers from (to) non-controlling interests	878,382	(20,880)	578
Change from net income attributable to Daqo New Energy Corp. shareholders and transfers from (to) non-controlling interests	2,698,183	408,665	(344,637)